UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2018 (August 23, 2018)

MEGALITH FINANCIAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38633	82-3410369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 11th Floor, New York, NY 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 235-0430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 28, 2018, Megalith Financial Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000. The Company has granted the underwriters in the IPO (the “Underwriters”) a 45-day option to purchase up to 2,250,000 additional Units to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-226270) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 20, 2018 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated August 23, 2018, by and between the Company and Chardan Capital Markets, LLC, as representative of the several underwriters (“Chardan”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated August 23, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated August 23, 2018, by and among the Company, its officers, its directors and the Company’s sponsor MFA Investor Holdings LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated August 23, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated August 23, 2018, by and between the Company, the Sponsor and the holders party thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated August 23, 2018, by and between the Company and Megalith Capital Management LLC, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Amended and Restated Private Placement Warrants Purchase Agreement, dated August 23, 2018, by and among the Company and Chardan, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, dated as of August 9, 2018, by and between the Company and the Sponsor, previously filed as Exhibit 10.6 to the Registration Statement, and pursuant to the Amended and Restated Private Placement Warrants Purchase Agreement, dated August 23, 2018, by and between the Company and Chardan, filed herein as Exhibit 10.5 to this Current Report on Form 8-K, the Company completed the private sale of an aggregate of 6,560,000 Warrants (the “Private Placement Warrants”). 5,810,000 of the Private Placement Warrants were sold to the Sponsor and 750,000 Private Placement Warrants were sold to Chardan at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $6,560,000. The Sponsor has committed to purchase up to an additional 450,000 Private Placement Warrants if the Underwriters exercise their over-allotment option in full. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

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Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 23, 2018, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $151,500,000, comprised of $145,690,000 of the proceeds from the IPO (which amount includes $6,000,000 of the Underwriters’ deferred discount) and $5,810,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 21 months from the closing of the IPO or (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 21 months from the closing of the IPO, subject to applicable law.

On  August 23, 2018, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 28, 2018, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 23, 2018, by and between the Company and Chardan Capital Markets, LLC, as representatives of the several underwriters.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated August 23, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated August 23, 2018, by and among the Company, its officers, directors and MFA Investor Holdings LLC.
10.2	Investment Management Trust Agreement, dated August 23, 2018, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated August 23, 2018, by and among the Company, MFA Investor Holdings LLC and the holders party thereto.
10.4	Administrative Services Agreement, dated August 23, 2018, by and between the Company and MFA Capital Management LLC.
10.5	Amended and Restated Private Placement Warrants Purchase Agreement, dated August 23, 2018, by and between the Company and Chardan.
99.1	Press Release, dated August 23, 2018.
99.2	Press Release, dated August 28, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEGALITH FINANCIAL ACQUISITION CORP.

	By:	/s/ Samvir Sidhu
Name: Samvir Sidhu
Title: Chief Executive Officer

Dated: August 29, 2018

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